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                                                                   Exhibit 10.14

                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

          First Amendment dated as of June 11, 2003 to Revolving Credit Agreement (the "FIRST AMENDMENT"), by and among KEANE, INC., a Massachusetts corporation (the "BORROWER") and FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "LENDERS"), amending certain provisions of the Revolving Credit Agreement dated as of February 28, 2003 (as amended and in effect from time to time, the "CREDIT AGREEMENT") by and among the Borrower, the Lenders, and FLEET NATIONAL BANK in its capacity as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

          WHEREAS, the Borrower and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.     AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.
Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                         DESIGNATED EVENT. As such term is defined in the Subordinated Indenture.

                         INDENTURE EFFECTIVE DATE. The date on which the Subordinated Indenture becomes effective and the Borrower has incurred the Subordinated Debt, which date shall be prior to June 30, 2003.

                         INDENTURE TRUSTEE. Wachovia National Bank.

                         OPEN MARKET PURCHASES. The purchase by the Borrower of all or any portion of the Subordinated Notes from the holders thereof so long as (a) the total, cumulative amount of the consideration paid for all such purchases from and after the Indenture Effective Date does not exceed, in the aggregate, $15,000,000 in each fiscal year, and the Subordinated Notes so purchased in each case are promptly cancelled by the Borrower; (b) the total cumulative amount of the consideration paid for each Subordinated Note does not exceed 110% of the face amount of each such Subordinated Note plus accrued and unpaid interest

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          thereon; (c) the Borrower has no Revolving Credit Loans outstanding both immediately prior to and after giving effect to such repurchase; and (d) the Borrower has demonstrated to the satisfaction of the Administrative Agent that the Borrower's Unencumbered Cash both immediately prior to and after giving effect to each such repurchase is not less than $35,000,000.

                         SENIOR LEVERAGE RATIO. As of any date of determination, the ratio of (a) Consolidated Total Funded Debt outstanding on such date less the aggregate amount of Subordinated Debt outstanding on such date to (b) Consolidated EBITDA for the Reference Period ending on such date (or if such date is not a fiscal quarter end date, the fiscal quarter most recently ended).

                         SUBORDINATED DEBT. Unsecured Indebtedness of the Borrower that is expressly subordinated and made junior to the payment and performance in full of the Obligations, as evidenced as such by the Subordinated Indenture or by another written instrument containing subordination provisions and terms and conditions in form and substance approved by the Lenders in advance in writing.

                         SUBORDINATED DEBT DOCUMENTS. Collectively, the Subordinated Purchase Agreement, the Subordinated Indenture, the Subordinated Registration Rights Agreement, and the Subordinated Notes.

                         SUBORDINATED INDENTURE. The Indenture dated as of a date after June 11, 2003 but prior to June 30, 2003 between the Borrower and the Indenture Trustee relating to the Subordinated Notes, which shall contain substantially identical terms and conditions to those contained in the draft Offering Memorandum dated June 11, 2003 and distributed to the Administrative Agent and the Lenders on such date.

                         SUBORDINATED NOTES. The Convertible Subordinated Debentures due 2013 in the aggregate principal amount of not more than $150,000,000 issued pursuant to the Subordinated Indenture, which shall have an interest rate applicable thereto of not more than five percent (5%) per annum.

                         SUBORDINATED PURCHASE AGREEMENT. The Purchase Agreement, dated or to be dated after June 11, 2003 but prior to June 30, 2003, between the Borrower and Morgan Stanley & Co. Incorporated, Wachovia Securities and certain other parties thereto as initial purchasers, relating to the issuance and sale by the Borrower of the Subordinated Notes.

                         SUBORDINATED REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, dated or to be dated after June 11, 2003 but prior to June 30, 2003, between the Borrower and Morgan Stanley & Co. Incorporated, Wachovia Securities and certain other parties thereto as initial purchasers, relating to the issuance and sale by the Borrower of the Subordinated Notes.

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          SECTION 2.     AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT.
Section 7 of the Credit Agreement is hereby amended by inserting immediately after the text of Section 7.20 the following:

                         7.21. STATUS OF LOANS AS SENIOR DEBT. From and after the Indenture Effective Date, all Indebtedness of the Borrower and each of its Subsidiaries to the Lenders and the Administrative Agent in respect of the Revolving Credit Loans and the Reimbursement Obligations constitutes "Senior Indebtedness" or "Senior Debt" (or the analogous term used therein) under the terms of the Subordinated Debt Documents or of any other instrument evidencing or pursuant to which there is issued Indebtedness which purports to be Subordinated Debt of the Borrower or any Subsidiary.

                         7.22. SUBORDINATED DEBT DOCUMENTS. Each of the representations and warranties made by the Borrower in any of the Subordinated Debt Documents was true and correct in all material respects on the date such representations and warranties were made and/or deemed to have been made

                         7.23. NO OTHER SENIOR DEBT. The Borrower (a) has not designated any Indebtedness of the Borrower or any of its Subsidiaries as, and has no, "Designated Senior Indebtedness" (or the analogous term used therein) for purposes of (and as defined in) the Subordinated Indenture, other than the Obligations and (b) has no Indebtedness under a "senior credit facility" (or the analogous term used therein) as those terms are defined in the Subordinated Indenture other than the Obligations.

          SECTION 3.     AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT.
Section 9 of the Credit Agreement is hereby amended as follows:

          (a) Section 9.1(d) of the Credit Agreement is hereby amended by deleting Section 9.1(d) in its entirety and restating it as follows:

                         (d) Indebtedness (i) consisting of the Subordinated Debt; and (ii) in respect of Hedging Agreements so long as such arrangements are in the ordinary course of business and are not for speculative purposes;

          (b) Section 9.4 of the Credit Agreement is hereby amended by deleting the proviso contained in Section 9.4 and restating it as follows:
"provided (i) the Borrower has no Revolving Credit Loans outstanding both immediately prior to and after giving effect to such repurchase; and (ii) the Borrower has demonstrated to the satisfaction of the Administrative Agent that the Borrower's Unencumbered Cash both immediately prior to and after giving effect to such repurchase is not less than (1) $10,000,000 (if such repurchase is being effected prior to the Indenture Effective Date); and (2) $35,000,000 (if such repurchase is being effected after the Indenture Effective Date).

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          (c)            Section 9 of the Credit Agreement is further amended by
inserting immediately after the end of the text of Section 9.12 the following:

                         9.13. SUBORDINATED DEBT. The Borrower will not, and will not permit any of its Subsidiaries, to amend, supplement or otherwise modify the terms of any of the Subordinated Debt Documents or prepay, redeem or repurchase (or offer to prepay, redeem or repurchase) any of the Subordinated Debt [provided, however, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, the Borrower shall be permitted to make Open Market Purchases to the extent permitted by the terms of the Subordinated Indenture.

                         9.14. SENIOR DEBT. The Borrower will not (a) in any manner designate or permit to exist any Indebtedness of the Borrower or any of its Subsidiaries as "Designated Senior Indebtedness" (or any analogous term) for purposes of (and as defined in) the Subordinated Indenture, other than the Indebtedness arising under this Credit Agreement and the Guarantees, or (b) incur or permit to exist any Indebtedness under any "senior credit facility" (or any analogous term) as such terms are defined in the Subordinated Indenture, other than the Indebtedness arising under this Credit Agreement and the Guarantees and the other Obligations.

          SECTION 4.     AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT.
Section 10 of the Credit Agreement is hereby amended as follows:

          (a) Section 10.2 of the Credit Agreement is hereby amended by deleting Section 10.2 in its entirety and restating it as follows:

                         10.2. LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio to (a) exceed at any time from the Indenture Effective Date through and including December 30, 2003 the ratio set forth below (with such ratio to be determined based on the aggregate amount of the Subordinated Notes on the date of determination):

          Principal Amount of
          Subordinated Notes
          outstanding on date of
          determination                        Ratio
          --------------------------------     ---------
          $125,000,000 or less                 3:00:1.00

          Greater  than  $125,000,000  but     3.25:1.00
          less    than   or    equal    to
          $135,000,000

          Greater than $135,000,000            3.50:1.00

          ; and (b) exceed 3.00:1.00 at any time from and after December 31, 2003.

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          (b)            Section 10 of the Credit Agreement is further amended
by inserting immediately after the end of the text of Section 10.3 the following:

                         10.4. SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio to exceed 1.75:1.00 at any time.

          SECTION 5.     AMENDMENT TO SECTION 13 OF THE CREDIT AGREEMENT.
Section 13.1 of the Credit Agreement is hereby amended as follows:

          (a) Section 13.1(f) of the Credit Agreement is hereby amended by deleting Section 13.1(f) in its entirety and restating it as follows:

                         (f)  (i) the holders of all or any part of the
Subordinated Debt shall accelerate the maturity of all or any part of the Subordinated Debt; or the Subordinated Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part; or the Borrower or any of its Subsidiaries shall be or become required under the terms of any of the Subordinated Debt Documents to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase) all or any part of the Subordinated Debt; or (ii) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Lease or Synthetic Lease, in an amount in excess of $5,000,000, or any Subordinated Debt, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases or Synthetic Leases, in an amount in excess of $5,000,000, or any Subordinated Debt, for such period of time as would permit (assuming the giving of appropriate notices if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have the right to rescind the purchase of any such obligations;

          (b) Section 13.1(n) of the Credit Agreement is hereby amended by inserting immediately after the words "Change of Control" the words "or a Designated Event".

          SECTION 6. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Administrative Agent receives a counterpart of this First Amendment, executed by the Borrower, the Required Lenders and the Guarantors.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement (as amended by this First Amendment) and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby

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represents and warrants that the execution and delivery by the Borrower of this
First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower.

          SECTION 8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement , the other Loan Documents (which, for the avoidance of doubt, shall included the Guarantees) and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

          SECTION 9. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Administrative Agent or the Lenders consequent thereon.

          SECTION 10. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          SECTION 11.    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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          IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as a document under seal as of the date first above written.


                              KEANE, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer


                              FLEET NATIONAL BANK


                              By: /s/William Rurode
                                  -----------------
                                    William Rurode
                                    Managing Director

                              KEY CORPORATE CAPITAL INC.


                              By: /s/Jeff Kalinowski
                                  ------------------
                                    Jeff Kalinowski
                                    Vice President

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                            RATIFICATION OF GUARANTY

          Each of the undersigned guarantors (the "GUARANTORS") hereby acknowledges and consents to the foregoing First Amendment as of June 11, 2003, and agrees that the Guaranty dated as of February 28, 2003 from each Guarantor to the Administrative Agent and each Lender remains in full force and effect, and each such Guarantor confirms and ratifies all of its obligations thereunder.

                              DATASKILLS, INC.


                              By: /s/ John J. Leahy
                                  -----------------
                                    John J. Leahy, Treasurer


                              KEANE FEDERAL SYSTEMS, INC.


                              By: /s/John J. Leahy
                                  ----------------
                                    John J. Leahy, Treasurer


                              KEANE SECURITIES CORPORATION


                              By: /s/John J. Leahy
                                  ----------------
                                    John J. Leahy, Treasurer


                              KEANE TECH, LLC
                              BY:  KEANE, INC., ITS MEMBER AND MANAGER


                              By: /s/John J. Leahy
                                  ----------------
                                    John J. Leahy
                                    Senior Vice President and Chief Financial
                                           Officer

                              KEANE BUSINESS TRUST


                              By: /s/ Brian T. Keane
                                  ------------------
                                    Brian T. Keane, Trustee

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                              KEANE CARE, INC.


                              By: /s/John J. Leahy
                                  ----------------
                                    John J. Leahy, Treasurer


                              KEANE SERVICE COMPANY


                              By: /s/ Francis M. Cleary
                                  ---------------------
                                    Francis M. Cleary, Assistant Treasurer


                              KEANE INDIA HOLDINGS, INC.


                              By: /s/John J. Leahy
                                  ----------------
                                    John J. Leahy, Treasurer